UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Estrella Immunopharma, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ESTRELLA IMMUNOPHARMA, INC.
5858 Horton Street, Suite 370
Emeryville, California 94608
NOTICE OF COMBINED 2025/2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 29, 2026
To the Stockholders of Estrella Immunopharma, Inc.:
NOTICE IS HEREBY GIVEN that the Combined 2025/2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Estrella Immunopharma, Inc., a Delaware corporation (the “Company” or “Estrella”), will be held on Monday, June 29, 2026 at 10:00 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions in advance, and vote online. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/ESLA2026 and entering your 16-digit control number (included on the proxy card mailed to you). There is no physical location for the Annual Meeting.
The purpose of the Annual Meeting will be the following:
1.	To ratify the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
2.	To conduct any other business properly brought before the Annual Meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is May 20, 2026. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.
For the ten days prior to the Annual Meeting (beginning June 19, 2026), a list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder of record for purposes germane to the Annual Meeting. You may make a request by calling our corporate headquarters at (510) 318-9098 during regular business hours. In addition, during the Annual Meeting, that list of stockholders will be available for examination by any stockholder of record at www.virtualshareholdermeeting.com/ESLA2026.

By Order of the Board of Directors,

/s/ Hong Zhang
Hong Zhang
Chairperson

Emeryville, California
May 27, 2026
You are cordially invited to attend the Annual Meeting via our virtual meeting platform. Whether or not you expect to attend the Annual Meeting, please vote by mail using the enclosed proxy card and postage-paid return envelope, by Internet prior to the Annual Meeting at www.proxyvote.com, by telephone at 1-800-690-6903, or live during the Annual Meeting via the virtual meeting platform. Voting instructions are printed on the enclosed proxy card and described in the accompanying Proxy Statement. Even if you have voted by proxy, you may still vote online while attending the Annual Meeting. Please note, however, that if your shares are held in “street name” by a brokerage firm, bank, or other agent and you wish to vote during the Annual Meeting, you must obtain a legal proxy from that agent in order to vote your shares.
Important Notice Regarding the Availability of Proxy Materials for the Combined 2025/2026 Annual Meeting
of Stockholders to be Held on June 29, 2026
The notice of annual meeting of stockholders, proxy statement, our annual report on Form 10-K for the fiscal year ended December 31, 2025 and our Amendment No. 1 on Form 10-K/A filed on April 30, 2026 are available at www.proxyvote.com.

i

ESTRELLA IMMUNOPHARMA, INC.
5858 Horton Street, Suite 370
Emeryville, California 94608
PROXY STATEMENT
FOR THE COMBINED 2025/2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 29, 2026
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
We are providing you with these proxy materials because the Board of Directors of Estrella Immunopharma, Inc. (the “Board”) is soliciting your proxy to vote at the Combined 2025/2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Estrella Immunopharma, Inc. (the “Company”), including at any adjournments or postponements thereof, to be held on Monday, June 29, 2026 at 10:00 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions in advance, and vote online. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/ESLA2026 and entering your 16-digit control number (included on the proxy card mailed to you). There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposal described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The proxy materials, including this Proxy Statement, are being distributed on or about May 27, 2026. As used in this Proxy Statement, references to “we,” “us,” “our,” “Estrella,” and the “Company” refer to Estrella Immunopharma, Inc. and our consolidated subsidiaries.
Why is this meeting called the “Combined 2025/2026 Annual Meeting of Stockholders”?
This meeting will serve as the Company’s annual meeting of stockholders for both fiscal year 2025 and fiscal year 2026. Although the meeting is referred to as the “Combined 2025/2026 Annual Meeting of Stockholders,” it is a single meeting of stockholders held in accordance with the Company’s certificate of incorporation and Delaware corporate law. Throughout this Proxy Statement, we refer to it simply as the “Annual Meeting.”
Why am I receiving these proxy materials?
The Board is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting. The proxy materials include this Proxy Statement, the Notice of Annual Meeting, and a proxy card with a postage-paid return envelope. These materials are first being mailed to stockholders on or about May 27, 2026. As a stockholder of record or beneficial owner of shares of common stock of the Company as of the record date, you are invited to attend the Annual Meeting and are entitled to vote on the proposal described in this Proxy Statement.
How do I attend the Annual Meeting?
The Annual Meeting will be held on Monday, June 29, 2026 at 10:00 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions in advance, and vote online. There will be no physical meeting location. To participate, you can access the Annual Meeting by visiting www.virtualshareholdermeeting.com/ESLA2026 and entering your 16-digit control number (included on the proxy card mailed to you). Prior to the Annual Meeting, you should ensure that you have a strong Internet connection. We also recommend that you log in a few minutes before the Annual Meeting on June 29, 2026 to ensure you are logged in when the meeting starts and to ensure that you can hear streaming audio prior to the start of the meeting. Online check-in will begin at 9:45 a.m. Eastern Time on June 29, 2026.
The Annual Meeting will be held in a virtual format to facilitate stockholder participation. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Information on how to vote online while attending the Annual Meeting is discussed below.
How do I submit questions for the Annual Meeting?
Stockholders of record and beneficial owners as of the record date may submit questions for consideration at the Annual Meeting through the virtual meeting platform at www.virtualshareholdermeeting.com/ESLA2026. Questions must be submitted no later than 10:00 a.m. Eastern Time on Friday, June 26, 2026. Only questions from stockholders of record or beneficial owners as of the record date will be considered, and questions should relate to the matters being voted on or to the business operations of the Company.

The chairperson of the Annual Meeting, in accordance with Section 1.12(B) of the Company’s Amended and Restated Bylaws, has discretion to consolidate, summarize, group, or decline questions; not all submitted questions will necessarily be addressed at the Annual Meeting. Questions not addressed at the Annual Meeting may, at the Company’s discretion, receive a written response after the meeting.
Live questions will not be permitted during the Annual Meeting. All questions must be submitted in advance through the procedure described above.
What if I need technical assistance accessing or participating in the virtual Annual Meeting?
If you encounter any difficulties while accessing the virtual Annual Meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual Annual Meeting registration page 15 minutes prior to the start of the virtual Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on May 20, 2026 will be entitled to vote online while attending the Annual Meeting. On this record date, there were 43,034,228 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on May 20, 2026, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online while attending the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares electronically through the Internet prior to the meeting, over the telephone, or by completing and returning the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on May 20, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online while attending the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There is one matter scheduled for a vote:
•	Ratification of the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 1).
Why are no directors being elected at this Annual Meeting?
Only the terms of Class I directors expire at this Annual Meeting. There are no Class I directors on the Board.
What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons acting as proxies to vote on those matters in accordance with their best judgment.

How do I vote?
You may either vote “FOR” or “AGAINST” the proposal, or abstain from voting.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in any of the following ways:
•	By mail: Complete, sign, and date the enclosed proxy card and return it in the postage-paid envelope provided.
•
By Internet (prior to the Annual Meeting): Go to www.proxyvote.com and follow the instructions, using your 16-digit control number printed on the enclosed proxy card. Your Internet vote must be received by 11:59 p.m. Eastern Time on June 28, 2026 to be counted.

•
By telephone: Dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions, using your 16-digit control number printed on the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 28, 2026 to be counted.

•	Online during the Annual Meeting: Join the virtual Annual Meeting at www.virtualshareholdermeeting.com/ESLA2026 using your 16-digit control number and follow the instructions in the meeting portal.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online during the Annual Meeting even if you have already voted by proxy.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should follow the voting instructions provided by that organization. To vote online while attending the Annual Meeting, you must obtain a legal proxy from your broker, bank, or other agent.
We provide Internet proxy voting to allow you to vote your shares online via proxy prior to the Annual Meeting, and Internet voting to allow you to vote your shares during the Annual Meeting, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of May 20, 2026.
What happens if I do not vote?
Stockholder of Record
If you are a stockholder of record and do not vote by mail, by Internet, by telephone, or online during the Annual Meeting, your shares will not be voted.
Beneficial Owner
If you are a beneficial owner of shares held in street name and do not provide voting instructions to your broker, bank, or other agent, your broker, bank, or other agent has discretionary authority under New York Stock Exchange Rule 452 to vote your shares on Proposal 1 (the ratification of the appointment of our independent registered public accounting firm) because that proposal is considered a “routine” matter.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “FOR” the ratification of the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. If any other matter is properly presented at the Annual Meeting, the persons named as proxies on the proxy card will vote your shares using their best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors, officers, and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the vote during the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date (which automatically revokes the earlier proxy).
•	You may grant a subsequent proxy by telephone or through the Internet prior to the Annual Meeting.
•
You may send a timely written notice that you are revoking your earlier-dated proxy to our Corporate Secretary c/o Estrella Immunopharma, Inc., 5858 Horton Street, Suite 370, Emeryville, California 94608.

•
You may attend the Annual Meeting and vote online during the meeting. Simply attending the Annual Meeting via the virtual platform will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card or telephone or Internet proxy is the one that will be counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker, bank, or other agent to change your voting instructions.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be received by our Corporate Secretary at Estrella Immunopharma, Inc., 5858 Horton Street, Suite 370, Emeryville, California 94608 not less than 120 calendar days before the date this Proxy Statement is released to stockholders, which means no later than January 27, 2027, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, if the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days from the date of this Annual Meeting, then the deadline for submitting a stockholder proposal pursuant to Rule 14a-8 will be a reasonable time before we begin to print and send our proxy materials for the 2027 Annual Meeting.
Pursuant to our Amended and Restated Bylaws, a stockholder’s notice of a proposal or director nomination must be received by our Corporate Secretary not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of this Annual Meeting. Proposals or director nominations that have not been received by January 27, 2027 must be received by the Company between March 1, 2027 and March 31, 2027. In the event the 2027 Annual Meeting of Stockholders is held more than thirty (30) days before, or more than seventy (70) days after, the first anniversary of this Annual Meeting, then to be timely, such notice must be received by our Corporate Secretary not later than the close of business on the later of (A) the 90th day prior to the 2027 Annual Meeting and (B) the tenth day following the day on which public disclosure of the date of the 2027 Annual Meeting is first made.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 30, 2027.
All proposals and notices should be addressed to the Corporate Secretary c/o Estrella Immunopharma, Inc., 5858 Horton Street, Suite 370, Emeryville, California 94608.

How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “FOR” and “AGAINST,” abstentions, and broker non-votes (if any). For Proposal 1, abstentions are not counted as votes cast and will have no effect on the outcome of the vote.
What are “broker non-votes”?
A “broker non-vote” occurs when a broker, bank, or other agent holding shares for a beneficial owner does not vote on a particular proposal because the beneficial owner has not provided voting instructions and the proposal is considered a “non-routine” matter under applicable rules. Because Proposal 1 (the ratification of the appointment of our independent registered public accounting firm) is considered a “routine” matter under New York Stock Exchange Rule 452, brokers may vote uninstructed shares on this proposal. Accordingly, broker non-votes are not expected on Proposal 1.
How many votes are needed to approve the proposal?
The following table summarizes the minimum vote needed to approve the proposal and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Ratification of the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	A majority of the votes cast affirmatively or negatively on the matter must vote “FOR” the proposal.	None.	Not applicable. This proposal is considered a “routine” matter under New York Stock Exchange Rule 452, and brokers have discretionary authority to vote uninstructed shares.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. In accordance with Section 1.6 of our Amended and Restated Bylaws, a quorum will be present if stockholders holding a majority in voting power of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting are present in person (including by remote communication) or represented by proxy. On the record date, there were 43,034,228 shares outstanding and entitled to vote.
For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy, or that are represented by remote communication at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.
Will a list of stockholders entitled to vote at the Annual Meeting be available?
In accordance with Section 1.5 of our Amended and Restated Bylaws, for the ten days prior to the Annual Meeting (beginning June 19, 2026), a list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder of record for purposes germane to the Annual Meeting. You may make a request by calling our corporate headquarters at (510) 318-9098 during regular business hours. In addition, during the Annual Meeting, that list of stockholders will be available for examination by any stockholder of record at www.virtualshareholdermeeting.com/ESLA2026.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting.

PROPOSAL 1
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board (the “Audit Committee”) has appointed Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the appointment of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. MGO has served as the Company’s independent registered public accounting firm and audited the Company’s financial statements for the fiscal year ended December 31, 2025 and the six-month transition period ended December 31, 2024.
Representatives of MGO are expected to be present at the Annual Meeting through the virtual meeting platform. They will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions submitted in accordance with the Company’s pre-submission Q&A procedures described elsewhere in this Proxy Statement under “Questions and Answers About These Proxy Materials and Voting—How do I submit questions for the Annual Meeting?”
Neither our Amended and Restated Bylaws nor our other governing documents or law require stockholder ratification of the appointment of MGO as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of MGO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.
In accordance with Section 1.9 of our Amended and Restated Bylaws, the affirmative vote of a majority of the votes cast affirmatively or negatively on this matter will be required to ratify the appointment of MGO as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Principal Accountant Fees and Services
MGO has served as the Company’s independent registered public accounting firm and audited the Company’s financial statements for the fiscal year ended December 31, 2025 and the six-month transition period ended December 31, 2024. Audit services provided by MGO for the fiscal year ended December 31, 2025 and the six-month transition period ended December 31, 2024 included the examination of the consolidated financial statements of the Company, and services related to periodic filings made with the SEC.
The following table summarizes the audit fees of MGO for the fiscal year ended December 31, 2025 and the six-month transition period ended December 31, 2024:

Fee Category	For the year ended December 31, 2025	For the six months ended December 31, 2024
	(in thousands)
Audit Fees(1)	$197	128
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$197	128

(1)
Audit fees were for professional services rendered by MGO for the audit of our annual financial statements, and services that are normally provided by MGO in connection with statutory and regulatory filings or engagements for that fiscal year (or transition period, as applicable).

Audit Committee Pre-Approval Policy and Procedures
The Audit Committee of the Board has adopted policies and procedures for the pre-approval of all audit services and permissible non-audit services to be performed for the Company by its independent registered public accounting firm. The Audit Committee will pre-approve all such services, including the fees and terms thereof, before the services are performed, subject to the de minimis exceptions for non-audit services described in Rule 2-01(c)(7)(i)(C) of Regulation S-X. Since its formation, the Audit Committee has pre-approved all audit and non-audit services provided by MGO in accordance with these policies.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Securities Beneficial Ownership Table
The following table sets forth information regarding the beneficial ownership of our common stock by:
•	each person known by Estrella to be the beneficial owner of more than 5% of our common stock;
•	each of the named executive officers and directors of Estrella; and
•	all of the executive officers and directors of Estrella as a group.
The percentages of beneficial ownership shown in the table are based on 43,034,228 shares of common stock outstanding as of May 20, 2026, the record date for the Annual Meeting. Shares of common stock subject to options or other rights to acquire common stock that are exercisable within 60 days of May 20, 2026 are deemed outstanding for purposes of calculating the beneficial ownership and percentage of beneficial ownership of the holder of those options or other rights, but are not deemed outstanding for purposes of computing the percentage of beneficial ownership of any other person.

Name and Address of Beneficial Owner(1)	Number of Shares	%
Directors and Executive Officers(2)
Dr. Cheng Liu(3)	964,103	2.2%
Peter Xu(4)	932,154	2.1%
Dr. Marsha Roberts	—	—
Fan Wu	—	—
Janelle Wu	—	—
Pei Xu	—	—
Hong Zhang(5)	719,623	1.7%
Dengyao Jia	—	—
All Directors and Executive Officers as a Group (8 Individuals)(6)	2,615,880	5.8%

5% Stockholders
Eureka Therapeutics, Inc.(7)	25,277,831	58.7%
Armistice Capital, LLC(8)	4,280,375	9.9%

*	Represents beneficial ownership of less than 1%.
(1)	Unless otherwise noted, the business address of each of the individuals and entities listed in the table above is c/o Estrella Immunopharma, Inc., 5858 Horton Street, Suite 370, Emeryville, CA 94608.
(2)
Dr. Cheng Liu is the chief executive officer and director of Estrella. Peter Xu is the chief financial officer of Estrella. Dr. Marsha Roberts, Fan Wu, Janelle Wu, Pei Xu, and Dengyao Jia are directors of Estrella. Hong Zhang is the chairperson of the Board.

(3)
Represents (i) 297,437 shares of common stock held directly and (ii) 666,666 shares of common stock issuable upon the exercise of stock options held by Dr. Liu that are exercisable within 60 days of May 20, 2026.

(4)
Represents (i) 265,488 shares of common stock held directly and (ii) 666,666 shares of common stock issuable upon the exercise of stock options held by Mr. Xu that are exercisable within 60 days of May 20, 2026.

(5)
Based on a Form 3 filed on August 23, 2024 by Hong Zhang. These securities include (i) 240,481 shares of common stock held by CoFame Investment Holding LLC, the manager of which is Ms. Zhang, and (ii) 479,142 shares of common stock issuable upon the exercise of stock options held by Ms. Zhang that are exercisable within 60 days of May 20, 2026. By virtue of these relationships, Ms. Zhang may be deemed to beneficially own all such shares.

(6)
Includes an aggregate of 1,812,474 shares of common stock issuable upon the exercise of stock options held by our current directors and executive officers that are exercisable within 60 days of May 20, 2026, consisting of the options described in footnotes (3), (4) and (5) above.

(7)
Eureka Therapeutics, Inc. (“Eureka”) is governed by a board of directors consisting of seven members. Each member has one vote, and the approval of a majority of the board is required to approve an action of Eureka. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, no director of Eureka exercises voting or dispositive control over any of the securities held by Eureka, even those in which he or she directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. The business address of Eureka is 5858 Horton Street, Suite 370, Emeryville, CA 94608.

(8)
Based on information reported in a Schedule 13G filed jointly by Armistice Capital, LLC (“Armistice Capital”) and Steven Boyd with the SEC on May 15, 2026 reporting beneficial ownership as of March 31, 2026. As reported in the Schedule 13G, Armistice Capital is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the reported shares, and pursuant to an Investment Management Agreement Armistice Capital exercises voting and investment power over the securities held by the Master Fund and thus may be deemed to beneficially own the securities held by the Master Fund. Mr. Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the securities held by the Master Fund. The Master Fund disclaims beneficial ownership of the reported securities. The Master Fund’s beneficial ownership of common stock of the Company is subject to a 9.99% beneficial ownership limitation that prevents the Master Fund from acquiring shares to the extent doing so would result in beneficial ownership in excess of 9.99% of the Company’s outstanding common stock. The reporting persons reported in the Schedule 13G that they have shared voting power and shared dispositive power with respect to all 4,280,375 shares and sole voting power and sole dispositive power with respect to none. The percentage ownership shown in the table is calculated based on 43,034,228 shares of common stock outstanding as of May 20, 2026; the reporting persons reported beneficial ownership of 9.99% as of the event date of March 31, 2026 in the Schedule 13G based on their own calculation. The business address of each of Armistice Capital and Mr. Boyd is 510 Madison Avenue, 7th Floor, New York, New York 10022.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks, and other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement (or, where applicable, a single annual report) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
A number of brokers, banks, and other nominees with account holders who are stockholders of the Company may be householding our proxy materials. A single set of proxy materials may therefore be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker, bank, or other nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and would prefer to receive a single set, please notify your broker, bank, or other nominee if your shares are held in street name, or direct your written request to Estrella Immunopharma, Inc., Attention: Corporate Secretary, 5858 Horton Street, Suite 370, Emeryville, California 94608, or by telephone at (510) 318-9098, if you are a stockholder of record. Stockholders who currently receive multiple sets of proxy materials at their address and would like to request householding of their communications should contact their broker, bank, or other nominee, or, if a stockholder is a stockholder of record, the Company at the address or telephone number above.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Hong Zhang
Hong Zhang
Chairperson

May 27, 2026

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ESLA2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00892-P54553

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESTRELLA IMMUNOPHARMA, INC.

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, corporate officer or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T00893-P54553

ESTRELLA IMMUNOPHARMA, INC.
COMBINED 2025/2026 ANNUAL MEETING OF STOCKHOLDERS
JUNE 29, 2026
10:00 A.M. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Peter Xu, Chief Financial Officer of Estrella Immunopharma, Inc., with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Estrella Immunopharma, Inc. that the stockholder(s) is/are entitled to vote at the Combined 2025/2026 Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time, on June 29, 2026, virtually at www.virtualshareholdermeeting.com/ESLA2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendation.

Continued and to be signed on reverse side